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                                                                  EX-99.906CERT

Registrant Name: CGM Trust

File Number: 811-00082

Registrant CIK Number: 0000060335

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officers of the CGM Trust (the "Registrant"), with respect to the Registrant's Form N-CSR for the year ended December 31, 2008 as filed with the Securities and Exchange Commission, each hereby certify that, to the best of such officer's knowledge:

         1. the Registrant's Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 26, 2009

/s/ Robert L. Kemp
Robert L. Kemp
President
Principal Executive Officer

Date:  February 26, 2009

/s/ Jem A. Hudgins
Jem A. Hudgins
CFO & Treasurer
Principal Financial Officer

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.